SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 4, 2004

                              EVERGREEN SOLAR, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

         000-31687                                         04-3242254
(Commission File Number No.)                   (IRS Employer Identification No.)

                              259 Cedar Hill Street
                               Marlboro, MA 01752
               ---------------------------------------------------
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (508) 357-2221
                       ----------------------------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 12. Results of Operations and Financial Condition.

      On May 4, 2004, Evergreen Solar, Inc. (the "Company") issued a press release regarding its financial results for the fiscal quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERGREEN SOLAR, INC.
                                    (Registrant)

Dated: May 4, 2004                  By: /s/ Richard G. Chleboski
                                        ----------------------------------------
                                        Richard G. Chleboski
                                        Chief Financial Officer, Vice President,
                                        Treasurer and Secretary